UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 27, 2026
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Depositary Shares, each representing a 1/4,000th interest in	FHN PR H	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series H
*On April 1, 2026, all shares of Series C Preferred Stock were called for redemption effective May 1, 2026. That redemption will result in the redemption, suspension from trading, and delisting of the related Series C Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws
On April 27, 2026, the Board of Directors unanimously approved an amendment to Section 3.2 of the Bylaws of First Horizon Corporation (as amended, the “Bylaws”), effective immediately. As amended, Section 3.2 provides that the Board of Directors shall consist of fourteen members until directors are elected at the 2026 annual meeting of shareholders (the “Annual Meeting”) and thereafter shall consist of twelve members.

The foregoing summary of the amendment made to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
On April 28, 2026, First Horizon Corporation (“First Horizon”) held its Annual Meeting. At the Annual Meeting, three vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.

VOTE ITEM 1
ELECTION OF DIRECTORS
Outcome: All Nominees were Elected

Nominee	For	Against	Abstain	Broker Non-Vote
Jeffrey J. Brown	357,518,842	963,213	244,942	42,572,530
Velia Carboni	355,566,283	2,917,336	243,377	42,572,530
John C. Compton	333,435,347	25,054,353	237,296	42,572,530
Wendy P. Davidson	355,600,607	2,891,187	235,203	42,572,530
John W. Dietrich	331,737,454	26,765,284	224,259	42,572,530
D. Bryan Jordan	350,736,315	7,716,006	274,676	42,572,530
J. Michael Kemp, Sr.	353,966,657	4,420,855	339,484	42,572,530
Rick E. Maples	356,805,040	1,675,377	246,580	42,572,530
Sital K. Mody	356,909,609	1,476,480	340,907	42,572,530
Michael L. Moehn	355,559,899	2,881,444	285,653	42,572,530
Vicki R. Palmer	343,583,986	14,916,094	226,915	42,572,530
Cecelia D. Stewart	357,714,996	776,857	235,143	42,572,530

VOTE ITEM 2
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Advisory resolution to approve compensation of certain executive officers as described in the 2026 Proxy Statement	347,428,236	10,741,227	557,533	42,572,530

2	FORM 8-K CURRENT REPORT 4/29/2025

VOTE ITEM 3
RATIFICATION OF APPOINTMENT OF AUDITOR
Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-Vote
KPMG LLP	364,384,172	36,722,784	192,570	—

ITEM 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are filed herewith:

Exhibit #	Description
3.1	Bylaws of First Horizon Corporation, as amended and restated effective April 27, 2026
104	Cover Page Interactive Data File, formatted in Inline XBRL

3	FORM 8-K CURRENT REPORT 4/29/2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

April 29, 2026	By:	/s/ Shannon M. Hernandez
Shannon M. Hernandez
Senior Vice President, Assistant General Counsel and Corporate Secretary

4	FORM 8-K CURRENT REPORT 4/29/2025